EXHIBIT 10.2


                               RIM HOLDINGS, INC.
                                AND SUBSIDIARIES
                             PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2003

                       RIM HOLDINGS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                                                   Historical
                                                              Rim           Starway
                                                            Holdings,      Management         Pro Forma
                                                              Inc.          Limited          Adjustments        Pro Forma
                                                          ------------    ------------       ------------      ------------
CURRENT ASSETS
 Cash                                                     $         --    $    181,283                         $    181,283
 Accounts receivable, net                                       41,824       4,679,977                            4,721,801
 Current maturities of notes receivable, net                        --       2,131,334                            2,131,334
 Inventories                                                        --         726,983                              726,983
 Prepaid expenses and other current assets                         963              --                                  963
                                                          ------------    ------------                         ------------
     Total Current Assets                                       42,787       7,719,577                            7,762,364
                                                          ------------    ------------                         ------------
PROPERTY AND EQUIPMENT - NET                                    17,459         761,951                              779,410

OTHER ASSETS
 Long-term notes receivable, net                                    --       8,311,883                            8,311,883
 Other receivables                                                  --          28,317                               28,317
 Intangible assets, net                                          9,333         288,680                              298,013
 Other assets                                                    2,719              --                                2,719
                                                          ------------    ------------                         ------------
     Total Other Assets                                         12,052       8,628,880                            8,640,932
                                                          ------------    ------------                         ------------
TOTAL ASSETS                                              $     72,298    $ 17,110,408                         $ 17,182,706
                                                          ============    ============                         ============
CURRENT LIABILITIES
 Accounts payable and accrued expenses                    $    376,353    $  3,106,338                         $  3,482,691
 Current portion note payable                                    3,990         237,821                              241,811
 Current portion capital lease obligations                       2,386              --                                2,386
 Bank line of credit                                            72,399              --                               72,399
 Cash overdraft                                                  4,560              --                                4,560
 Loans payable - related parties                                 2,473              --                                2,473
 Deferred revenues                                              27,016              --                               27,016
 Deposits                                                           --         143,303                              143,303
 Taxes payable                                                      --       3,611,761                            3,611,761
                                                          ------------    ------------                         ------------
     Total Current Liabilities                                 489,177       7,099,223                            7,588,400
                                                          ------------    ------------                         ------------
LONG-TERM LIABILITIES
 Note payable                                                       --          27,640                               27,640
                                                          ------------    ------------                         ------------
     Total Long-Term Liabilities                                    --          27,640                               27,640
                                                          ------------    ------------                         ------------
TOTAL LIABILITIES                                              489,177       7,126,863                            7,616,040
                                                          ------------    ------------                         ------------
MINORITY INTEREST                                                                        (1)    4,990,772         4,990,772

STOCKHOLDERS' EQUITY (DEFICIENCY)
 Preferred stock, $.001 par value, 10,000,000
  shares authorized, no shares issued and
  outstanding                                                       --              --                                   --
 Common stock, $.001 par value, 20,000,000
  shares authorized, 231,894,253 shares
  issued and outstanding                                         8,821              11   (1)      223,062           231,894
 Additional paid-in capital                                    531,901       1,333,333   (1)   (2,811,648)   (1)   (946,414)
 Retained earnings
  Unappropriated                                              (957,601)      7,993,507   (1)   (2,402,186)        4,633,720
  Appropriated                                                      --         658,977                              658,977
 Other comprehensive loss                                           --          (2,283)                              (2,283)
                                                          ------------    ------------                         ------------
     Total Stockholders' Equity (Deficiency)                  (416,879)      9,983,545                            4,575,894
                                                          ------------    ------------                         ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)   $     72,298    $ 17,110,408                         $ 17,182,706
                                                          ============    ============                         ============

     See accompanying notes to pro forma consolidated financial statements.

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
                       RIM HOLDINGS, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)

                                                                   Historical
                                                              Rim           Starway
                                                            Holdings,      Management         Pro Forma
                                                              Inc.          Limited          Adjustments        Pro Forma
                                                          ------------    ------------       ------------      ------------
REVENUE                                                   $    695,167    $ 24,457,483                         $ 25,152,650

COST OF GOODS SOLD                                             406,318      15,404,894                           15,811,212
                                                          ------------    ------------                         ------------
GROSS PROFIT                                                   288,849       9,052,589                            9,341,438
                                                          ------------    ------------                         ------------
OPERATING EXPENSES
 Selling expense                                                    --         809,163                              809,163
 Operating expense                                                  --         240,336                              240,336
 General and administrative expenses                           323,266         917,250                            1,240,516
                                                          ------------    ------------                         ------------
       Total Operating Expenses                                323,266       1,966,749                            2,290,015
                                                          ------------    ------------                         ------------
INCOME (LOSS) FROM OPERATIONS                                  (34,417)      7,085,840                            7,051,423

OTHER INCOME (EXPENSE)
 Interest income                                                 1,599       1,076,857                            1,078,456
 Interest expense                                              (31,761)           (787)                             (32,548)
 Other expense                                                      --            (933)                                (933)
 Other income                                                   32,207           4,668                               36,875
                                                          ------------    ------------                         ------------
       Total Other Income (Expense)                              2,045       1,079,805                            1,081,850
                                                          ------------    ------------                         ------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  PROVISION FOR INCOME TAXES                                   (32,372)      8,165,645                            8,133,273

PROVISION FOR INCOME TAXES                                          --       1,446,070                            1,446,070
                                                          ------------    ------------                         ------------
INCOME (LOSS) BEFORE MINORITY INTEREST                         (32,372)      6,719,575                            6,687,203

 Less: loss in subsidiary attributed to minority interest           --              --   (2)   (3,359,787)      (3,359,787)
                                                          ------------    ------------                         ------------
NET INCOME (LOSS)                                         $    (32,372)   $  6,719,575                         $  3,327,416
                                                          ============    ============                         ============

Net income per share - basic and diluted                                                                       $       0.01
                                                                                                               ============
Weighted average number of shares outstanding - basic
 and diluted                                                                                                    231,894,253
                                                                                                               ============


     See accompanying notes to pro forma consolidated financial statements.

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

                       RIM HOLDINGS, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003
                                   (UNAUDITED)


NOTE: (1)      To record the  acquisition of 50% of Starway  Management  Limited and subsidiaries by Rim Holdings, Inc. The transaction assumes the conversion of the note payable at the historical cost of Starway Management Limited and subsidiaries. The transaction was treated as an acquisition by Starway Management Limited and as a recapitalization by Rim Holdings, Inc. Upon conversion of the note payable, the stockholders of Starway Management Limited will hold approximately 90.40% of the outstanding shares of Rim
               Holdings, Inc.

NOTE: (2)      To  record  the  minority  interest  of 50% of the net  income of
               Starway Management Limited not acquired by Rim Holdings, Inc.



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